UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 17, 2004

Plexus Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-14824	39-1344447
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Jewelers Park Drive, Neenah, WI		54957-0156
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	920-722-3451

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2004, Plexus Corp. determined to change its fiscal year, beginning in fiscal 2005. Plexus’ fiscal year will now end on the Saturday nearest to September 30 of each year, rather than on September 30 as is currently the case. In connection with the change to a fiscal year ending on the Saturday nearest September 30, Plexus will also change the accounting for its interim periods to adopt a "4-4-5" accounting system for the "monthly" periods in each quarter; each quarter will therefore end on a Saturday at the end of the 4-4-5 period.

The change in fiscal year will coincide with the end of fiscal 2004, and will become effective on October 1, 2004. Therefore, the new fiscal year quarters will be first reflected on Plexus’ Report on Form 10-Q for the quarter ending on January 1, 2005. Because the fiscal year end will remain within seven days of September 30, no "transitional report" will be required.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plexus Corp. (Registrant)

September 23, 2004	By:	F. Gordon Bitter

Name: F. Gordon Bitter
Title: Chief Financial Officer